UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2004

Aquila, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-03562	44-0541877
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		No.)
20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:                                                  (816) 421-6600

(Former name or former address, if changed since last report):                          Not Applicable

Item 9. Regulation FD Disclosure.

        On June 10, 2004, Aquila, Inc. mailed a letter to shareholders updating them on recent developments with the company.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

        Exhibit-99.1, Letter to Shareholders of Aquila, Inc., dated June 8, 2004.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:	/s/ Rick J. Dobson
Rick J. Dobson
Senior Vice President and
Chief Financial Officer
Date: June 10, 2004